                                          UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C. 20549

                                            FORM 8-K

                                         CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d)
                             OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of Earliest Event Reported): March 9, 2009

                                    Asia Quest Ventures, Inc.
                     (Exact name of registrant as specified in its charter)

                                            Delaware
                                    (State of Incorporation)

                                           000-53402
                                      (Commission File No.)

                                      (IRS Employer ID No.)

                                        c/o William White
                             9210 MacArthur Road, Saranac, MI 48881
                       Address of Principal Executive Offices, Zip Code

                                          616-560-8436
                      Registrant's Telephone Number, Including Area Code

                      305 Madison Avenue, Suite 1166, New York, NY 10165
                (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN
OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICRES.

On March 10, 2009 (the "Effective Date"), pursuant to the terms of a Share Purchase Agreement dated
March 9, 2009 (the "Agreement"), Green Bridge Industries, Inc., an Indiana corporation (Green Bridge), purchased 31,340,000 Common Shares of Asia Quest Ventures, Inc. (the "Company" or "Registrant") from
William Tay, the sole shareholder, officer and director of the Company, for an aggregate of $39,995 in cash. The total of 31,340,000 shares represented 100% of the shares of outstanding common stock of the
Company at the time of transfer. Green Bridge used working capital funds to purchase the shares of the
Company.

As part of the acquisition, and pursuant to the Agreement, the following changes to the Company's
Directors and Officers have occurred:

William Tay resigned as a member of the Company's Board of Directors on March 10, 2009, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934. Mr. Tay also resigned as the Company's President, Chief Executive Officer, Secretary and Treasurer effective March 10,
2009. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William White was appointed to replace Mr. Tay on the Board of Directors, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934.  Further, Mr. White was
appointed Chief Executive Officer, President, Secretary and Treasurer of the Company effective March 10,
2009.

William White, Chairman, President, Chief Executive Officer, Secretary and Treasurer

Mr. White has over 20 years of management and sales experience. The position he held with his last company,
Enzyme Consultants, was Vice President of Sales and Operations. Before that he was a Regional Manager for
Beverage Sales for Clark Food Service.

ITEM 8.01  OTHER EVENTS.

In connection with the change in control, the Company changed its address to c/o William White, 9210
MacArthur Road, Saranac, MI 48881. Its telephone number at this location is 616-560-8436.

ITEM 9.01.  EXHIBITS

(d)  Exhibits

Number               Description
------               -----------
10.1                 Share Purchase Agreement, dated as of March 9, 2009 between William Tay and
                     William White/Green Bridge Industries, Inc., an Indiana corporation.

99.1                 Unanimous Written Consent by the Board of Directors of the Company, appointing
                     William White as additional Director and Officer of the Company, and the resignation of William Tay as Director and Officer of the Company.

                                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2009

ASIA QUEST VENTURES, INC.

/s/ William White
-----------------------------------
William White
Chief Executive Officer

                                            EXHIBIT INDEX

Number               Description
------               -----------
10.1                 Share Purchase Agreement, dated as of March 9, 2009 between William Tay and
                     William White/Green Bridge Industries, Inc., an Indiana corporation.

99.1                 Unanimous Written Consent by the Board of Directors of the Company, appointing
                     William White as additional Director and Officer of the Company, and the resignation of William Tay as Director and Officer of the Company.

                                            EXHIBIT 10.1

EXHIBIT 99.1

                                     UNANIMOUS WRITTEN CONSENT
                                    BY THE BOARD OF DIRECTORS OF
                                     ASIA QUEST VENTURES, INC.
                                       A DELAWARE CORPORATION
                                       IN LIEU OF A MEETING

 Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of ASIA QUEST VENTURES, INC., a Delaware corporation (the
"Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

       RESOLVED, that the number of board seats is hereby increased to two (2), and William White is hereby appointed as a Director of the Corporation, to fill the newly created board seat, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934, to hold such office until the next annual meeting of shareholders;

       RESOLVED, that the resignation of William Tay as President, CEO, Secretary and Treasurer of
the Corporation is hereby accepted;

       RESOLVED, that the resignation of William Tay as a Director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one (1), subject to compliance with section
14(f) and regulation 14f-1 of the Securities Exchange Act of 1934;

       RESOLVED, that William White is hereby appointed as President, Chief Executive Officer, Chief
Financial Officer, Treasurer and Secretary of the Corporation;

       RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

       The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 10th of March, 2009, notwithstanding the actual date of the signing.

/s/ William Tay
----------------------------------
William Tay

/s/ William White
----------------------------------
William White

I, William White, hereby accept my appointment as Director, President, Chief Executive Officer, Chief
Financial Officer, Treasurer and Secretary of Asia Quest Ventures, Inc., a Delaware corporation.

/s/ William White
----------------------------------
William White
Dated: March 10, 2009

I, William Tay, hereby resign as President, CEO, Secretary, Treasurer and Director of Asia Quest Ventures,
Inc., a Delaware corporation.

I, William Tay, hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.

/s/ William Tay
----------------------------------
William Tay
Dated: March 10, 2009